EXHIBIT 10.1









                            KEYSTONE FINANCIAL, INC.

                       DIRECTOR DEFERRED COMPENSATION PLAN

                                 March 31, 1988

                                    ARTICLE I

                                     PURPOSE

         The purpose of the Keystone Financial, Inc. Director Deferred Compensation Plan (hereinafter referred to as the "Plan") is to provide funds for Retirement or death for directors (or their Beneficiaries) of Keystone Financial, Inc. and its operating companies. It is intended that the Plan will aid in retaining and attracting directors by providing a method of accumulating capital for Retirement.

                                   ARTICLE II

                                   DEFINITIONS

         For the purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

         Section 2.01 Beneficiary. "Beneficiary" means the person, persons or entity designated by the Participant to receive any benefits payable under the Plan. Any Participant Beneficiary designation shall be made in a written instrument filed with the Company and shall become effective only when received, accepted and acknowledge in writing by the Company.

         Section 2.02  Board.  "Board"  means  the  Board  of  Directors  of the
Company.

         Section 2.03 Committee. "Committee" means the Human Resources Committee of the Board.

         Section 2.04 Company. "Company" means Keystone Financial, Inc., its successors, any subsidiary or affiliated organizations authorized by the Board of Directors of Keystone Financial, Inc. or the Committee to participate in the Plan and any organization into with which the Company may merge or consolidate or to which all or substantially all of its assets may be transferred.

         Section 2.05 Deferral Benefit. "Deferral Benefit" means the benefit payable to a Participant on his retirement, death, disability, or termination of employment as calculated in Article VII hereof.

         Section 2.06 Deferred Benefit Account. "Deferred Benefit Account" means the accounts maintained on the books of account of the Company for each Participant pursuant to Article VI. Separate Deferred Benefit Accounts shall be maintained for each Participant. More than one Deferred Benefit Account may be maintained for each Participant as necessary to reflect (a) various interest credits, (b) separate year deferral elections, and/or (c) Account A and Account B elections. A Participant's Deferred Benefit Accounts shall be utilized solely as a device for the measurement and determination of the amounts to be paid to the Participant pursuant to this Plan. A Participant's Deferred Benefit Account shall not constitute or be treated as a trust fund of any kind.

         Section 2.07 Determination Date. "Determination Date" means the date on which the amount of a Participant's Deferred Benefit Account is determined as provided in Article VI hereof. The last day of April shall be the Determination Date.

         Section 2.08 Moody's Bond Index. "Moody's Bond Index" means the average annual composite yield on Moody's Seasoned Corporate Bond Yield Index for the preceding year as determined from Moody's Bond Record published by Moody's Investors Services, Inc. (or any successor thereto), or, if such yield is no longer published, a substantially similar average selected by the Company.

         Section 2.09 Participant. "Participant" means any individual who is designated by the Company to participate in this Plan and who elects to parti-cipate by filing a Participation Agreement as provided in Article IV.

         Section 2.10 Participation Agreement. "Participation Agreement" means the agreement filed by a Participant prior to the beginning of the first period for which the Participant's Compensation is to be deferred pursuant to the Plan and the Participation Agreement. A new Participation Agreement shall be filed by the Participant for each separate deferral election.

         Section  2.11  Plan  Administrator.   "Plan  Administrator"  means  the
General Counsel for the Company.

         Section 2.12 Plan Year. "Plan Year" means a twelve-month period commencing May 1 and ending the following April 30. The first Plan Year shall commence on May 1, 1988.

         Section  2.13 Retirement.  "Retirement" means the attainment of age 70.

                                   ARTICLE III

                                 ADMINISTRATION

         Section 3.01 Plan Administrator; Company and Committee; Duties: This Plan shall be administered by the Plan Administrator. Decisions of the Plan Administrator shall be reviewable by the Committee. The Committee shall also have the authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

         Section 3.02 Binding Effect of Decisions. The decision or action of the Committee in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan, unless a written appeal is received by the Committee within sixty days of the disputed action. The appeal will be reviewed by the Committee and the decision of the Committee shall be final, conclusive and binding on the Participant and all persons claiming by, through or under the Participant.

                                   ARTICLE IV

                                  PARTICIPATION

         Section 4.01 Participation. Participation in the Plan shall be limited to directors who elect to participate in the Plan by filing a Participation Agreement with the Company. A Participation Agreement must be filed prior to April 1 immediately preceding the Plan Year in which the Participant's participation under the agreement will commence, and the election to participate shall be effective on the first day of May following receipt by the Company of a properly completed and executed Participation Agreement.

         Section 4.02 Minimum and Maximum Deferral. A Participant may elect in any Participation Agreement to defer all or a portion of his director compensation. The minimum and maximum amounts that may be deferred under any single Participation Agreement shall be in $1,000 units and shall be as follows:

                             MINIMUM DEFERRAL           MAXIMUM DEFERRAL
                             ----------------           ----------------
         Account A                $ 8,000                    $ 8,000

         Account B                $12,000             100% of compensation

         Section 4.02(a) From time to time, the Company may increase or decrease the minimum and maximum deferrals set forth above, as well as the period for which the deferrals are effective by giving reasonable written notice to the affected Participants. Such changes shall be effective for all Participation Agreements filed thereafter.

         Section 4.02(b) A Participant's election to defer his compensation shall be irrevocable upon the filing of the respective Participation Agreement; provided, however, that the deferral under any Participation Agreement may be suspended or amended as provided in paragraph 9.01.

         Section 4.03 Additional Participation Agreement. A Participant may enter into additional Participation Agreements if authorized to do so by the Committee by filing a Participation Agreement with the Company prior to April 1 of any calendar year, stating the amount that the Participant elects to have deferred.

                                    ARTICLE V

                              DEFERRED COMPENSATION

         Section 5.01 Deferred Compensation. The amount of Compensation that a Participant elects to defer in the Participation Agreement executed by the Participant, with respect to each Plan Year of participation in the Plan, shall be credited by the Company to the Participant's Deferred Benefit Account. To the extent that the Company is required to withhold any taxes or other amounts from the employee's deferred wages pursuant to any state, federal or local law, such amounts shall be taken out of the portion of the Participant's compensation which is not deferred under this Plan, or the Participant shall be required to submit a check to the Company in an amount equal to any taxes required to be withheld.

         Section 5.02 Vesting of Deferred Benefit Account. A Participant shall be 100% vested in his Deferred Benefit Account.

                                   ARTICLE VI

                            DEFERRED BENEFIT ACCOUNT

         Section 6.01 Determination of Account. Each Participant's Deferred Benefit Account, as of each Determination Date, shall consist of the balance of the Participant's Deferred Benefit Account as of the immediately preceding Determination Date. The Deferred Benefit Account of each Participant shall be reduced by the amount of all distributions, if any, made from such Deferred Benefit Account since the preceding Determination Date, and increased by the amount of any compensation deferred and interest earned since the preceding Determination Date.

         Section 6.02 Type of Deferral. A Participant may elect to have a portion of the amount deferred credited to either Account A or to Account B. The election shall be made by a properly executed Participation Agreement. A separate Deferred Benefit Account shall be maintained for a Participant's Account A and for a Participant's Account B. Account A may be selected only one time; thereafter, all subsequent deferrals shall be credited to Account B.

         Section  6.03   Account  A.  As  of  each   Determination   Date,   the
Participant's Deferred Benefit Account A shall be increased by the amount of interest earned since the preceding Determination Date. The Account A Deferred Benefit shall be maintained and increased by the percentage of Moody's Bond Index specified in the Participant's Participation Agreement until the Participant's Retirement. Subsequent to the Participant's Retirement, however, Moody's Bond Index shall no longer be determined annually and shall be deemed to be the average Moody's Bond Index rate in effect during the five years immediately preceding the Participant's Retirement.

         Section  6.04   Account  B.  As  of  each   Determination   Date,   the
Participant's Deferred Benefit Account B shall be increased by the amount of interest earned since the preceding Determination Date. The Account B Deferred Benefit shall be maintained and increased by the percentage of Moody's Bond Index specified in the Participant's Participation Agreement until the Participant's Retirement. Subsequent to the Participant's Retirement, however, Moody's Bond Index shall no longer be determined annually and shall be deemed to be the average Moody's Bond Index rate in effect during the five years immediately preceding the Participant's Retirement.

         Section 6.05 Alternate Rate. The interest credit rates in Sections 6.03 and 6.04 may be amended in the Company's sole discretion if marginal corporate tax rates are changed or if any investment vehicle being utilized is no longer appropriate. The Plan Administrator shall retain the services of an outside advisor to determine an appropriate alternate rate.

         Section 6.06 Statement of Accounts. The Company shall submit to each Participant, within 120 days after the close of each Plan Year, a statement in such form as the Company deems desirable, setting forth the balance to the credit of such Participant in his Deferred Benefit Account A and in his Deferred Benefit Account B, in each case as of the last day of the preceding Plan Year.

                                   ARTICLE VII

                                    BENEFITS

         Section 7.01 Benefit Upon Retirement. Subject to Section 7.05, upon a Participant's Retirement, he shall be entitled to a Deferral Benefit equal to the amount of his Deferred Benefit Account determined under Section 6.01 and payable under Section 7.03 as of the Determination Date coincidental with or immediately following such event.

         Section 7.02 Death. If a Participant dies after the commencement of payments of his Deferral Benefit, his Beneficiary shall receive the remaining installments of his Deferred Benefit Account. If a Participant dies prior to any payments of a Deferral Benefit, his Beneficiary shall receive a lump sum payment equal to his Deferred Benefit Account as of the Determination Date coincidental with or immediately following such death.

         Section 7.03 Form of Benefit Payment. The Company shall pay to the Participant or his Beneficiary, the amount specified in ten equal annual installments or as a lump sum as provided in Section 7.02. Annual Payments shall be a fixed amount which amortizes the Deferred Benefit Account balance in equal annual payments of principal and interest over a period of ten years. For purposes of determining the amount of the annual payment, the assumed rate of interest shall be the post-retirement rate under the terms of Sections 6.03 and 6.04.

         Section 7.04 Lump Sum Payment. Notwithstanding Section 7.03, in its sole discretion the Committee may make a lump sum payment.

         Section 7.05 Commencement of Payments. Unless otherwise provided, commencement of payments under this Plan shall begin within 60 days following receipt of notice by the Plan Administrator of an event which entitles a Participant (or a Beneficiary) to payments under this Plan, or at such earlier date as may be determined by the Company. All payments shall be made as soon as practicable after the last day of April.

                                  ARTICLE VIII

                             BENEFICIARY DESIGNATION

         Section 8.01 Beneficiary Designation. Each Participant shall have the right, at any time, to designate any person or persons as his Beneficiary or Beneficiaries (both principal as well as contingent) to whom payment under this Plan shall be paid in the event of his death prior to complete distribution to Participant of the benefits due him under the Plan.

         Section 8.02 Amendments. Any Beneficiary designation may be changed by a Participant by the written filing of such change on a form prescribed by the Company. The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed.

         Section 8.03 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided above, or if all designated Beneficiaries predecease the Participant, then any amounts to be paid to the Participant's Beneficiary shall be paid to the Participant's estate.

         Section 8.04 Effect of Payment. The payment to the deemed Beneficiary shall completely discharge Company's obligations under this Plan.

                                   ARTICLE IX

                        AMENDMENT AND TERMINATION OF PLAN

         Section 9.01 Amendment. The Board or the Committee may at any time amend the Plan in whole or in part; provided, however, that no amendment shall be effective to decrease or restrict any Deferred Benefit Account at the time of such amendment, except as provided in Section 6.05.

         Section 9.02 Company's Right to Terminate. The Board or the Committee may at any time terminate the Plan with respect to new elections to defer if, in its judgment, the continuance of the Plan, the tax, accounting, or other effects thereof, or potential payments thereunder would not be in the best interests of the Company. The Board or the Committee may also terminate the Plan in its entirety at any time, and upon any such termination, each Participant (a) who is then receiving a Deferral Benefit shall be paid in a lump sum, or over such period of time as determined by the Company (not to exceed 10 years), the then remaining balance in his Deferred Benefit Account and (b) who has not received a Deferral Benefit shall be paid in a lump sum, or over such period of time as determined by the Company (not to exceed 10 years), the balance in his Deferred Benefit Account.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.01 Unsecured General Creditor. Participants and their Beneficiaries shall have no legal or equitable rights, interest or claims in any property or assets of the Company, nor shall they be Beneficiaries of, or have any rights, claims or interests in any life insurance policies, annuity contracts or the proceeds therefrom owned or which may be acquired by the Company ("Policies"). Such Policies or other assets of the Company shall not be held under any trust for the benefit of Participants or their Beneficiaries or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets and Policies shall be, and remain, the general, unpledged, unrestricted assets of the Company, and obligations under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future.

         Section 10.02 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

         Section 10.03 Protective Provisions. A Participant will cooperate with the Company by furnishing any and all information requested by the Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as the Company may deem necessary and taking such other action as may be requested by the Company.

                            KEYSTONE FINANCIAL, INC.

                       DIRECTOR DEFERRED COMPENSATION PLAN

                          SUMMARY OF PLAN A AND PLAN B

                                      1988

PLAN A - LEVERAGED INSURANCE UTILIZED

        I.   PURPOSE

             The purpose of this plan is to permit directors to utilize the maximum amount of tax leveraged insurance as an investment vehicle for pre-tax deferrals of director fees. Plan A will not be offered in the future if tax laws adversely affecting tax leveraged insurance are enacted.

        II.  PARTICIPATION

             All Bank and Holding Company directors who are not currently participating in an insurance funded plan may participate.

        III. AMOUNT

             Each participant must defer $8,000. For ease of administration, it is preferable that this deferral be made in one year.

                o However, two $4,000 deferrals or deferring $2,000 annually for four consecutive years will be permitted.

             A participant's election to defer his compensation is irrevocable.

        IV.  VESTING

             Participants will be 100% vested in their deferred benefit account.

        V.   INTEREST CREDITS

             Deferral accounts will be credited annually with interest at a rate equal to a percentage of Moody's Long-Term Corporate Bond Index.

                o The rate will be determined by a participant's entry age and will range from 120% of Moody's for a 45-year old to 240% of Moody's for a 66-year old.

                o Interest crediting rates and projected benefits assuming a 10% Moody's rate are shown on Exhibit 1 on the following page.

                                    EXHIBIT 1

                             DIRECTORS DEFERRAL PLAN

                             INTEREST CREDITING RATE

                              FOR NEW PARTICIPANTS

                            TOTAL DEFERRAL = $8,000

                               LEVERAGED INSURANCE


            INTEREST CREDITING         PROJECTED ANNUAL
              RATE AS A %                  BENEFIT -
   AGE         OF MOODY'S                MOODY'S = 10%
   ---      -----------------       ---------------------

   45            120%                     $18,277
   46            120
   47            122
   48            124
   49            127                       13,422
   50            129
   51            132
   52            135
   53            138                       10,022
   54            141
   55            144
   56            147
   57            150                        7,000
   58            154
   59            161
   60            169
   61            179                        5,261
   62            190
   63            202
   64            214
   65            227
   66            240                        3,088


        o Assumes the purchase of Great West Life.

        o Projected annual benefit payable at age 70 for 10 years assuming an average Moody's of 10%. Actual benefits depend upon actual Moody's rates.

      VI.    COMMENCEMENT OF BENEFIT PAYMENTS

             Benefits shall be paid annually for ten years commencing at age 70.

             o In the  event  of  death  prior  to  age  70,  the  participant's beneficiary shall be entitled to a lump sum payment equal to his account balance.

             o In the event of total and permanent  disability  prior to age 70, the participant may elect to have benefit payments commence earlier than age 70.

        VII. STATEMENT OF ACCOUNT

             Within the first quarter of each year, the Company will provide a statement to each participant showing his deferred benefit account balance.

        VIII. INSURANCE POLICIES

             Insurance policies are owned by Keystone. Directors remain an unsecured general creditor of the company.

PLAN B - NONLEVERAGED INSURANCE UTILIZED

        I.   PURPOSE

             The purpose of this plan is to permit the investment of deferred director fees in a nonleveraged insurance product as an alternative to using a money market rate.

        II.  PARTICIPATION

             All Bank and Holding Company directors may participate.

        III. AMOUNT

             Participants must defer a minimum of $12,000 during a four-year period ($3,000 annually). However, the deferral period can be shortened and/or larger amounts can be deferred. A participant's election to defer is irrevocable.

        IV.  VESTING

             Participants will be 100% vested in their deferred benefit account.

        V.   INTEREST CREDITS

             Deferred accounts will be credited annually with interest at a rate equal to a percentage of Moody's Long-Term Corporate Bond Index.

                o The rate will be determined by a participant's age in 1988 and will be equal to 110% of Moody's. This rate will not vary by age.

                o Projected benefits for sample ages assuming a 10% Moody's rate are shown on Exhibit 2 on the following page. These benefits are compared to the projected benefit if an equal amount were invested after tax at a comparable interest rate.

                                    EXHIBIT 2

                            KEYSTONE FINANCIAL, INC.
                        PROPOSED DIRECTORS DEFERRAL PLAN

                           INTEREST CREDITING RATE ON
                       NON-LEVERAGED INSURANCE (ACCOUNT B)

                            EXAMPLE OF ANNUAL BENEFIT
                            TOTAL DEFERRAL = $12,000

                              ($3,000 for 4 years)

                                                PROJECTED
                         PROJECTED ANNUAL(1)  ANNUAL BENEFIT
     INTEREST CREDITING  BENEFIT IF MOODY'S   IF $12,000 IS
     RATE AS A % OF         RATE IS 10%        NOT DEFERRED     % INCREASE IN
        MOODY'S BOND     (10% x 110% = 11%     AND INVESTED   BENEFIT IF PRE-TAX
AGE        INDEX            CREDIT RATE)         AT 11%       DEFERRAL UTILIZED
--------------------------------------------------------------------------------
45          110%              $21,471            $8,636             149%
49          110%               14,144             6,497             118%
53          110%                9,317             4,888              91%
57          110%                6,137             3,678              67%
61          110%                4,043             2,767              46%
66          110%                2,399             1,940              24%

(1) Projected benefit payable at age 70 for 10 years assuming an average Moody's rate of 10%. Actual benefits depend on actual Moody's rates.

(2) Projected benefit payable at age 70 for 10 years if this same $12,000 is not deferred and (1) the after-tax amount is invested at 11% (110% of Moody's), (2) income is taxed annually and reinvested at 11%, (3) assuming individual tax rate of 33%.

        VI.  COMMENCEMENT OF BENEFIT PAYMENTS

             Benefits shall be paid annually for ten years commencing at age 70.

                o In the event of death prior to age 70, the participant's beneficiary shall be entitled to a lump sum payment equal to his account balance.

                o In the event of total and permanent disability prior to age 70, the participant may elect to have benefit payments commence earlier than age 70.

       VII.  STATEMENT OF ACCOUNT

             Within the first quarter of each year, the Company will provide a statement to each participant showing his deferred benefit account balance.

       VIII. INSURANCE POLICIES

             Insurance policies are owned by Keystone. Directors remain an unsecured general creditor of the company.

                            KEYSTONE FINANCIAL, INC.


                                    AGREEMENT

        This Agreement is made and entered into as of this __________ day of ____________________, 19____, by and between Keystone Financial, Inc., a corporation ("the Company"), and __________________________________, a Director
of the Company ("the Director") and shall be effective beginning with the _________ day of ____________________, 19____ ("Effective Date").

        WHEREAS, the Company maintains a Plan for Deferred Payment of Directors' Fees, and

        WHEREAS, the Director agreed to defer a portion of his fees earned as a Director of the Company and the Company agreed to pay interest on such deferred amounts equal to the rate of interest payable by Mid-State Bank and Trust Company on its Insured Money Market Savings Account, and

        WHEREAS, the Company is willing to prospectively credit interest on such deferred amounts at a rate equal to the rate payable under "Account B" of the Keystone Financial, Inc. Director Deferred Compensation Plan effective March 31, 1988 and any amendments thereto;

         NOW, THEREFORE, the Company and the Director hereby agree as follows:

        (1) The Director's Deferred Compensation Account maintained by the Company under the terms of the Plan for Deferred Payment of Director Fees shall be ascertained as of March 31, 1988.

        (2) Thereafter, the Deferred Compensation Account balance shall be treated as though it were invested under "Account B" of the Keystone Financial, Inc. Director Deferred Compensation Plan.

        (3) The Director agrees to defer future Director compensation into "Account B" of the Director Deferred Compensation Plan as required to meet an aggregate minimum allowable deferral of $12,000.

        (4) This agreement shall constitute an amendment to the Plan for Payment of Deferred Director Fees Notice of Election entered into between the Company and the Director. Such amendment shall apply only to the method and timing of interest credits. All other terms of said Plan including, but not limited to, Manner of Payment, Payment Commencement Date, Beneficiary Designation, Non-Alienability of Benefits, Administration and Governing Law shall remain in effect under the original Agreement.

        (5) This Agreement shall inure to the benefit of and be binding upon the Company, its successors and assigns, and the Director and his Beneficiaries.

             IN WITNESS WHEREOF, the parties hereto have signed and entered into this Agreement on and as of the date first above written.

                                                  KEYSTONE FINANCIAL, INC.


                                       By

------------------------------------      --------------------------------------
         Director's Name                          Plan Administrator

------------------------------------
      Director's Signature

                            KEYSTONE FINANCIAL, INC.

                                    AGREEMENT

         This Agreement is made and entered into as of this _________ day of ____________________, 19____, by and between Keystone Financial, Inc., a corporation ("the Company"), and _________________________________, a Director
of the Company ("the Director") and shall be effective beginning with the _______ day of ___________________, 19____ ("Effective Date").

         WHEREAS, the Company had previously entered into a Director's Deferred Compensation Agreement with the Director whereby the Director agreed to defer a portion of his current income earned as a Director of the Company and the Company agreed to pay a specified monthly benefit to the Director commencing on his 70th birthday, and

         WHEREAS, reduced tax rates and long-term interest rates have caused the Company to incur significant additional costs to pay these benefits and these costs were not foreseen or anticipated by either party to the Agreement;

         NOW, THEREFORE, the Company and the Director hereby agree as follows:

        (1)   The Director will defer $8,000

              ________ (a)   as soon as possible, or

              ________ (b)   in periodic installments during the next 24 months.

        (2) The Director shall receive deferred compensation in an amount no less than 80% of the amount specified in his Director's Deferred Compensation Agreement.

        (3) The original deferred compensation will be credited with interest annually (from the date of the deferral) at a rate equal to ________% of the most recent annual Moody's Corporate Bond Index rate. Upon commencement of benefits, the interest crediting rate will be fixed at the previous 5-year average Moody's Corporate Bond Index rate. This 5-year average rate will be credited as interest on the deferred account balance during the benefit payment period and will result in equal benefit installments.

        (4) The Director shall be entitled to receive the higher of the benefit as calculated in paragraphs (2) or (3) above.

        (5)   In the event of the  death of the  Director  prior to age 70,  the
              Director's beneficiary shall be entitled to receive the death benefit payable under the terms of the Director Deferred Compensation Agreement.

        (6) This Agreement shall constitute an amendment to the Director Deferred Compensation Agreement as provided under the terms of that Agreement upon the Company, its successors and assigns, and the Director and his Beneficiaries.

         IN WITNESS WHEREOF, the parties hereto have signed and entered into this Agreement on and as of the date first above written.

                                                 KEYSTONE FINANCIAL, INC.


                                          By

--------------------------------------       --------------------------------
         Director's Name                            Plan Administrator

--------------------------------------
      Director's Signature

                            KEYSTONE FINANCIAL, INC.
                       DIRECTOR DEFERRED COMPENSATION PLAN
                             PARTICIPATION AGREEMENT

         This Agreement is made and entered into as of this _________ day of ____________________, 19____, by and between Keystone Financial, Inc., a
corporation    ("Company"),     and     _________________________________,     a
("Participant") and shall be effective beginning with the _______ day of ___________________, 19____ ("Effective Date").

         WHEREAS, the Company has adopted the Keystone Financial, Inc. Director Deferred Compensation Plan (the "Plan"), and

         WHEREAS, the Plan requires that an agreement be entered into between the Company and Participant;

         NOW, THEREFORE, the Company and the Participant hereby agree as follows:

        1. PLAN. The Plan, a copy of which is enclosed, is hereby incorporated into and made a part of this Agreement as though set forth in full herein. The parties shall be bound by, and have the benefit of, each and every provision of the Plan. By executing this Agreement, the Participant acknowledges receipt of a copy of the Plan and confirms his understanding and acceptance of all of the terms, provisions and conditions thereof.

        2. MINIMUM AND MAXIMUM DEFERRAL. All amounts must be in $1,000 units. The minimum deferral for Account A is $8,000 and the minimum deferral for Account B is $12,000. The maximum deferral for Account A is $8,000.

              Check the appropriate blank(s) to the left of each election item if you wish it to apply. Also fill in the blanks with the dollar amounts:

        3.    DEFERRAL ELECTION.

              Account A

              ________ The Participant hereby elects to defer receipt of $____________ of his Director income for the next _______ year(s). (Must be equal annual amounts over a period of not to exceed four years for a total deferral of $8,000). The rate of interest paid on this deferral shall be ______% of Moody's Bond Index.

              Account B

              ________ The Participant hereby elects to defer receipt of $____________ of his Director income for the next ______ year(s). (Must be equal annual amounts over a period not to exceed four years for a total deferral of $8,000). The rate of interest paid on this deferral shall be ______% of Moody's Bond Index.

        4.    BENEFIT.    This Agreement shall inure to the benefit of, and be
                          binding upon the Company, its successors and assigns, and the Participant and his Beneficiaries.

        5. GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the state of Pennsylvania.

         IN WITNESS WHEREOF, the parties hereto have signed and entered into this Agreement on and as of the date first above written.

                                               KEYSTONE FINANCIAL, INC.


______________________________________  BY_____________________________________
      Participant's Name                          Plan Administrator

______________________________________
       Participant's Signature

                            KEYSTONE FINANCIAL, INC.

                       DIRECTOR DEFERRED COMPENSATION PLAN

                             BENEFICIARY DESIGNATION


---------------------------------------    ------------------------------------
          Name in Full                            Social Security No.


         I have designated my Beneficiary or Beneficiaries and the method of payment to such on the lower half of this form. Such designation of Beneficiary shall be applicable to the sums, if any, payable to my Beneficiaries under the Keystone Financial, Inc. Director Deferred Compensation Plan.

                           DESIGNATION OF BENEFICIARY

         I designate the following as Beneficiary or Beneficiaries to receive, in accordance with the method indicated, any payments to which my Beneficiary or Beneficiaries may be entitled under the Keystone Financial, Inc. Director Deferred Compensation Plan, in the event of my death either prior to or after my Retirement, subject to my right at any time to change such Beneficiary or Beneficiaries as provided under the Plan. (Note: If your Beneficiary is a Trust, please state the name and address of the Trustee.)

        ________ Method A - Designation of a primary Beneficiary and one or more contingent Beneficiaries. The person first named receives all benefits if surviving; if not, the remaining person or persons designated receive benefits in the proportions indicated. In the event of the death of a contingent Beneficiary, the share of such person shall be allocated to the listed Beneficiaries then living in pro-portion to the shares provided to each. (If this method is used, name each of the Beneficiaries and show a 100% "Share of Payment" for the primary Beneficiary. Also show the "Share of Payment" for each contingent Beneficiary if the primary Beneficiary is not surviving.)

        ________ Method B - Designation of two or more Beneficiaries in the proportions indicated. In the event of the death of any Beneficiary prior to receipt of all death benefits, the share of such person shall be allocated to the listed Beneficiaries still living in proportion to the share provided to each. (If this method is used, name each of the Beneficiaries and show the "Share of Payment" for each Beneficiary.)

          BENEFICIARIES                          SHARE OF PAYMENT

----------------------------------------   ---------------------------------%
Name

----------------------------------------------------------------------------
Street Address                     City                               State


----------------------------   ---------------  ----------------------------
  Social Security No.*         Date of Birth*   Relationship to Participant





----------------------------------------   ---------------------------------%
Name

----------------------------------------------------------------------------
Street Address                     City                               State


----------------------------   ---------------  ----------------------------
   Social Security No.*         Date of Birth*   Relationship to Participant





----------------------------------------   ---------------------------------%
Name

----------------------------------------------------------------------------
Street Address                     City                               State


----------------------------   ---------------  ----------------------------
   Social Security No.*         Date of Birth*   Relationship to Participant



* Will not be applicable for corporate trustee or in certain other cases.


                                                KEYSTONE FINANCIAL, INC.


____________________________            By ________________________________
Participant's Name                          Committee of the Board

____________________________
Participant's Signature


____________________________
Date